UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                August 16, 2002

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                            CTB INTERNATIONAL CORP.
            (Exact name of registrant as specified in the charter)

                  Indiana                    000-22973          35-1970751
      (State of other jurisdiction          (Commission      (I.R.S. Employer
    of incorporation or organization)       File Number)    Identification No.)

   State Road 15 North, P.O. Box 2000
             Milford, Indiana                                   46542-2000
(Address of principal executive offices)                        (Zip Code)

                                (574) 658-4191
              Registrant's telephone number, including area code


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Item 5.  Other Events.

On August 19, 2002, CTB International Corp. ("CTB") issued a press release announcing the signing of a definitive agreement for the merger of a wholly owned subsidiary of Berkshire Hathaway Inc. ("Berkshire Hathaway") into CTB, upon which CTB will become a wholly owned subsidiary of Berkshire Hathaway. A copy of the press release issued by CTB on August 19, 2002, is attached hereto as Exhibit 99.1 and is incorporated hereto by this reference. A copy of the Agreement and Plan of Merger dated as of August 16, 2002 between Berkshire Hathaway, C Acquisitionn Corp. and CTB is attached hereto as Exhibit 2.1 and is incorporated hereto by this reference.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements.

         None.

(b)      Pro Forma Financial Information.

         None.

(c)      Exhibits.

         2.1 Agreement and Plan of Merger dated as of August 16, 2002 among Berkshire Hathaway Inc., C Acquisition Corp. and CTB International Corp.

         99.1 Press release dated as of August 19, 2002 issued by CTB International Corp.


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CTB International Corp.,
Dated:    August 19, 2002


                                           By: /s/ Don J. Steinhilber
                                               ------------------------------
                                               Name:  Don J. Steinhilber
                                               Title: Vice President and
                                                      Chief Financial Officer




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                               INDEX TO EXHIBITS



Exhibit
Number         Description
-------        -----------

2.1 Agreement and Plan of Merger dated as of August 19, 2002 among Berkshire Hathaway Inc., C Acquisition Corp. and CTB International Corp.

99.1           Press release dated as of August 19, 2002 issued by CTB
               International Corp.